
                                                                                                              Exhibit 19

                                                  Ford Credit Floorplan Master Owner Trust A
                                                           Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01

         Principal Receivables                                                  FCARC                           Investor
         ---------------------                                                  -----                           --------

         Beginning Principal Receivables                             $6,413,354,679.08                 $5,000,000,000.00
           Current Floating Allocation Pct.                               56.19167072%                      43.80832928%

         Total Adj. Principal Collections                            $3,490,502,241.24                 $2,721,276,553.09
         Principal Reduction - Removed Accts                                     $0.00

         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $6,633,965,751.51                 $5,000,000,000.00
           New Floating Allocation Pct.                                   57.02239368%                      42.97760632%

                                                                                 FCARC                          Investor
         Interest Collections                                                    -----                          --------
         --------------------

           Total Interest Collections                                   $46,162,047.23                    $35,989,003.31


         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the PSA and uncured for 45 days                                X

         2. Breach of any representation or warranty made in the PSA and uncured for 60 days                         X

         3. Bankruptcy, insolvency or receivership of FMCC, FCARC or Ford                                            X

         4. FCARC is an investment company within the meaning of the ICA of 1940                                     X

         5. Failure of FCARC to convey Receivables pursuant to the PSA                                               X

         6. Available Subordinated Amount has been reduced to less than the Required Subordinated                    X
         Amount
         7. Servicer default has occured                                                                             X

         8. Average monthly payment rate for past three periods is less than 20%                                     X

         9. Used vehicle percentage exceeds 10% for two collection periods                                           X

         10. Interest rate swap is terminated in accordance with its terms                                           X

         11. Outstanding principal amount of the certificates is not repaid by the expected payment                  X
         date




                                                  Ford Credit Floorplan Master Owner Trust A
                                                            Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                              $11,413,354,679.08
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $6,211,778,794.33
           Payment Rate                                                                                           54.43%
           Principal Collections                                                                       $5,582,309,400.51
           Principal Collection Adjustments                                                              $628,572,497.57
           Principal Collections for Status Dealer Acounts                                                   $896,896.25
         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $6,432,389,866.76

         Ending Principal Receivables                                                                 $11,633,965,751.51
           New Floating Allocation Percentage                                                                    100.00%


         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $82,151,050.54
           Interest Collections                                                                           $82,140,859.57
           Interest Collections for Status Dealer Accounts                                                    $10,190.97
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             8.64%

         Used Vehicles Principal Receivables Balance                                                     $340,522,444.68
           Used Vehicles Principal Receivables Percentage                                                          2.93%



          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------

          Beginning Balance                                                                                 $1,230,308.75
            Principal Collections                                                                             $896,896.25
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                               $10,190.97
          Ending Balance                                                                                      $333,412.50




                                                  Ford Credit Floorplan Master Owner Trust A
                                                         Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                  $22,293,605.93
            Dealer Overconcentration Amount                                                                $22,203,443.73
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $90,162.20
          Available Subordinated Amount                                                                   $327,293,605.93
          Required Subordinated Amount                                                                    $327,293,605.93

          Required Participation 4.00%                                                                    $200,000,000.00
          Required Participation and Subordinated Amount                                                  $527,293,605.93

          Current Participation Amount                                                                  $6,633,965,751.51
            Current Participation Percentage                                                                     1258.12%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $3,536,664,288.47
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $3,536,664,288.47
          AutoNation Receivables as a % of Total Pool Balance                                                       4.10%




                                                  Ford Credit Floorplan Master Owner Trust A
                                                        Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           26.28500000%
         Total Adjusted Principal Collections                                                          $1,632,766,056.09
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $21,593,403.63


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $21,593,403.63
           Investment and Net Swap Proceeds Class A                                                          $644,637.64
           Investment and Net Swap Proceeds Class B                                                           $54,859.45
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $32,792,900.72

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              3.7200%
           Certificate Rate Class B                                                                              3.9900%
           Days in Interest Period                                                                                   47
         Current Interest Due Class A                                                                     $14,599,146.53
         Current Interest Due Class B                                                                        $513,683.89
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                    $14,599,146.53
         Current Interest Paid Class B                                                                       $513,683.89
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00




                                                  Ford Credit Floorplan Master Owner Trust A
                                                         Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Excess Servicing (Deficiency) Amount                                                              $4,680,070.30


         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                    $13,376,163.56
         Available Subordinated Amount                                                                     $196,376,163.56
         Required Subordinated Amount                                                                      $196,376,163.56

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $316,376,163.56

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                $2,500,000.00




                                                  Ford Credit Floorplan Master Owner Trust A
                                                        Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                        $15,112,830.42
         Interest Payment Amount Paid                                                                       $15,112,830.42
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
                                                                                                                  --------
         denomination certificate)

         Total Amount Distributed                                                                                    $5.20
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $5.20




                                                  Ford Credit Floorplan Master Owner Trust A
                                                        Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           17.52333000%
         Total Adjusted Principal Collections                                                          $1,088,510,497.00
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $14,395,599.68


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $14,395,599.68
           Investment and Net Swap Proceeds Class A                                                          $556,159.87
           Investment and Net Swap Proceeds Class B                                                           $40,724.72
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $21,992,484.27

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              3.7700%
           Certificate Rate Class B                                                                              4.0400%
           Days in Interest Period                                                                                   47
         Current Interest Due Class A                                                                      $9,859,197.83
         Current Interest Due Class B                                                                        $346,575.65
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $9,859,197.83
         Current Interest Paid Class B                                                                       $346,575.65
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00




                                                  Ford Credit Floorplan Master Owner Trust A
                                                        Series 2001-1 and 2001-2

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Excess Servicing (Deficiency) Amount                                                              $3,120,044.12


         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                     $8,917,442.37
         Available Subordinated Amount                                                                     $130,917,442.37
         Required Subordinated Amount                                                                      $130,917,442.37

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $210,917,442.37

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                $1,666,666.67





                                                  Ford Credit Floorplan Master Owner Trust A
                                                        Series 2001-1 and 2001-2


         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              08/31/01
         Distribution Date                                                                                       9/17/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                        $10,205,773.48
         Interest Payment Amount Paid                                                                       $10,205,773.48
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
                                                                                                                  --------
         denomination certificate)

         Total Amount Distributed                                                                                    $5.27
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $5.27

